U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.  ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

BNY Mellon Municipal Funds, Inc.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on January 27, 2023 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY Mellon Municipal Funds, Inc.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.

PART A	PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Voting Information; Exhibit A: Form of Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information about the Acquiring Fund and the Funds; Voting Information; Exhibit C: Information About the Acquiring Company's Board Members
Item 6.	Information About the Funds Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganizations; Information About the Reorganizations; Additional Information about the Acquiring Fund and the Funds; Voting Information

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant

Statement of Additional Information of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc., dated August 31, 2021, as revised or amended September 30, 2021, December 31, 2021, February 1, 2022, March 1, 2022, March31, 2022 and April 29, 2022 (1)

Item 13.	Additional Information About the Fund Being Acquired

Statement of Additional Information of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc., dated August 31, 2021, as revised or amended March 1, 2022, March 31, 2022 and April 29, 2022 (2)

Item 14.	Financial Statements

Annual Report of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc., dated August 31, 2021 (3); Semi-Annual Report of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc., dated February 28, 2022 (4); Annual Report of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc., dated April 30, 2022 (5); Semi-Annual Report of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc., dated October 31, 2021 (6)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_____________________

(1)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc. (File No. 033-42162), filed pursuant to Rule 497 under the Securities Act, as amended, on April 28, 2022.

(2)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc. (File No. 33-10238), filed pursuant to Rule 497 under the Securities Act, as amended, on April 28, 2022.

(3)	Incorporated herein by reference to the Annual Report of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc., filed on October 25, 2021 (File No. 811-06377).

(4)	Incorporated herein by reference to the Semi-Annual Report of BNY Mellon AMT-Free Municipal Bond Fund, a series of BNY Mellon Municipal Funds, Inc., filed on April 22, 2022 (File No. 811-06377).

(5)	Incorporated herein by reference to the Annual Report of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc., filed on June 27, 2022 (File No. 811-04906).

(6)	Incorporated herein by reference to the Semi-Annual Report of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund, series of BNY Mellon State Municipal Bond Funds, Inc., filed on December 29, 2021 (File No. 811-04906).

BNY Mellon State Municipal Bond Funds

BNY MELLON Connecticut Fund
BNY MELLON Massachusetts Fund
BNY MELLON Pennsylvania Fund

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, New York 10286

1-800-373-9387

www.im.bnymellon.com

Dear Shareholder:

As a shareholder of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund (each, a "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow your Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. Each Fund is a series of BNY Mellon State Municipal Bond Funds (the "Trust") and the Acquiring Fund is a series of BNY Mellon Municipal Funds, Inc. BNY Mellon Investment Adviser, Inc. ("BNYM Adviser") is the investment adviser to the Acquiring Fund and the Funds. Insight North America, LLC ("INA"), an affiliate of BNYM Adviser, is the sub-adviser to the Acquiring Fund and the Funds. BNYM Adviser and INA are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.

Management of BNYM Adviser has reviewed the funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund. The reorganizations of the Funds would occur on or about January 27, 2023 if approved by shareholders.

If the Agreement and Plan of Reorganization is approved and consummated for your Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Shareholders of each Fund will receive Class A, Class C or Class Z shares of the Acquiring Fund corresponding to their Class A, Class C or Class Z shares of the Fund, and shareholders of BNY Mellon Connecticut Fund will receive Class I or Class Y shares of the Acquiring Fund corresponding to their Class I or Class Y shares of the Fund, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund. Management of BNYM Adviser believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund. The Acquiring Fund, like each Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax, but each Fund normally invests in municipal bonds of the state after which it is named that also provide income exempt from the income tax of such state. The Acquiring Fund's shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than the corresponding Class of shares of each Fund, based on the expenses of each fund as of May 31, 2022, and, effective January 1, 2023, the Acquiring Fund will have a lower management fee at an annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. In addition, the Acquiring Fund's performance record was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31, 2021. Management of BNYM Adviser believes, with respect to each Fund, that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. Management of BNYM Adviser also believes, with respect to each Fund, that the reorganization should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund. As a result, management recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund. The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund.

After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization of each Fund. The Trust's Board of Trustees believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) and will have a lower management fee than the Fund, and has a generally comparable performance record to that of the Fund. In approving the reorganization, the Trust's Board of Trustees determined that the reorganization is advisable and in the best interests of each Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. Any shareholder who attends the meeting virtually may vote by Internet during the meeting.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Funds' shareholders, officers and others, the meeting will be conducted over the Internet in a virtual meeting format only. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the meeting in person, we will make an announcement in the manner discussed in the proxy materials.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares by Internet during the meeting. Whichever voting method you choose, please take the time to read the full text of the combined Prospectus/Proxy Statement before you vote.

Further information about the proposed reorganizations is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call toll-free 1-800-373-9387. Thank you.

Sincerely,
/s/ David DiPetrillo David DiPetrillo President
BNY Mellon State Municipal Bond Funds

September [ ], 2022

Proposed Reorganizations OF

BNY MELLON Connecticut Fund
BNY MELLON Massachusetts Fund
BNY MELLON Pennsylvania Fund
With and Into

BNY MELLON AMT-free municipal bond fund

QUESTIONS AND ANSWERS

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make an informed decision about each proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganizations.

WHAT WILL HAPPEN TO MY FUND INVESTMENT IF THE PROPOSED REORGANIZATION OF MY FUND IS APPROVED?

You will become a shareholder of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), on or about January 27, 2023 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund or BNY Mellon Pennsylvania Fund (each, a "Fund"), as the case may be. You will receive the Class of shares of the Acquiring Fund corresponding to your Class of shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. Specifically, shareholders of each Fund will receive Class A, Class C or Class Z shares of the Acquiring Fund corresponding to their Class A, Class C or Class Z shares of the Fund and shareholders of BNY Mellon Connecticut Fund will receive Class I or Class Y shares of the Acquiring Fund corresponding to their Class I or Class Y shares of the Fund. Your Fund will then cease operations and will be terminated as a series of BNY Mellon State Municipal Bond Funds (the "Trust"). The reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the reorganization of their Fund. BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund may be referred to herein as the "Connecticut Fund", "Massachusetts Fund" and "Pennsylvania Fund", respectively.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF MY FUND FOR ME?

The Trust's Board of Trustees believes, with respect to each Fund, that the reorganization will permit Fund shareholders to pursue similar investment goals in a substantially larger combined fund that also is managed by BNYM Adviser and sub-advised by Insight North America, LLC ("INA"), an affiliate of BNYM Adviser. As of May 31, 2022, the Acquiring Fund had approximately $1 billion and BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund had approximately $175.8 million, $106.1 million and $101.4 million, respectively, in net assets. The Acquiring Fund's shares had a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than the corresponding Class of shares of each Fund, based on the expenses of each fund as of May 31, 2022. See "Will the Proposed Reorganization of My Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Funds—Fees and Expenses" in the combined Prospectus/Proxy Statement. In addition, the Acquiring Fund's performance record was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31, 2021. See "Summary—Past Performance" in the combined Prospectus/Proxy Statement. BNYM Adviser believes that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization, with respect to each Fund, should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. BNYM Adviser believes that, by combining the Funds with the Acquiring Fund, shareholders of the Funds should benefit from more efficient portfolio management and certain operational efficiencies. The reorganizations should enable BNYM Adviser, as the Acquiring Fund's investment adviser, and INA, as the Acquiring Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases. The reorganizations also should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund. Other potential benefits of the reorganizations are described in greater detail in the enclosed combined Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

Yes. Each Fund and the Acquiring Fund have similar investment objectives and strategies. However, the investment practices and limitations of each fund are not identical. Each Fund seeks to maximize current income exempt from federal income tax and from the income tax of the state after which it is named, without undue risk. The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue its goal, each Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax and from the income tax of the state after which it is named. Each Fund may invest without limitation in municipal bonds the income from which may be subject to the federal alternative minimum tax. To pursue its goal, the Acquiring Fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the state of Connecticut, Massachusetts or Pennsylvania. The Acquiring Fund typically invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax.

Each Fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB and above), or the unrated equivalent as determined by the Fund's sub-adviser. For additional yield, each Fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by the Fund's sub-adviser. The Acquiring Fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by the Fund's sub-adviser. The Acquiring Fund may invest up to 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade, or the unrated equivalent as determined by the Fund's sub-adviser. As of June 30, 2022, the average credit quality rating of the Connecticut, Massachusetts and Pennsylvania Fund's portfolio was A+, A+ and A, respectively. As of such date, the Acquiring Fund's portfolio had an average credit quality rating of A+.

The portfolio managers of the Acquiring Fund and each Fund focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market, and by actively trading among various sectors based on their apparent relative values. A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the portfolio managers' strategic or structural objectives. Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and each Fund is expected to exceed 10 years, but the Acquiring Fund and the Funds may invest without regard to maturity.

Given that the Acquiring Fund and the Funds have similar investment objectives and strategies, the risks associated with an investment in the Acquiring Fund and the Funds are similar but not identical. Because the Acquiring Fund may invest a higher percentage of its assets in municipal bonds rated below investment grade than the Funds, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Funds. However, as of June 30, 2022, less than 1% of the Acquiring Fund's net assets was invested in municipal bonds rated below investment grade or the unrated equivalent as determined by INA. The Massachusetts Fund is "non-diversified," which means that it may invest a relatively high percentage of its assets in a limited number of issuers; whereas, the Connecticut Fund, Pennsylvania Fund and Acquiring Fund are each "diversified" funds, which means that the proportion of their assets that may be invested in the securities of a single issuer is limited by the Investment Company Act of 1940, as amended. In addition, by investing primarily in a single state, the Funds are more sensitive to risks specific to such state which may magnify other risks.

BNYM Adviser is the investment adviser to the Acquiring Fund and the Funds. BNYM Adviser has engaged its affiliate, INA, to serve as the sub-investment adviser to the Acquiring Fund and the Funds and provide day-to-day management of the Acquiring Fund's and each Fund's investments. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Adviser, distributes the shares of the Acquiring Fund and the Funds. For additional information regarding the Funds and the Acquiring Fund, please refer to the enclosed combined Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION OF MY FUND?

The reorganization of your Fund will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of their Fund's reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.

The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. Management currently estimates that portfolio securities representing approximately 34.35%, 30.08% and 25.28% of the Connecticut, Massachusetts and Pennsylvania Fund's net assets, respectively, may be sold by such Fund before consummation of the reorganization, and that the Massachusetts Fund would recognize approximately $88,100 in net capital gains (approximately $0.09 per share), and the Connecticut Fund and Pennsylvania Fund would not recognize net capital gains as a result of the sale of such portfolio securities. The realization of capital gains, to the extent not offset by capital losses, would be distributed to shareholders of the respective Fund prior to the Closing Date, and those distributions, if any, would be taxable to shareholders. Certain tax attributes of a Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any (however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, may be subject to limitations). As of April 30, 2022, the Funds' fiscal year end, and as of May 31, 2022, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund had no

capital loss carryforwards and BNY Mellon Connecticut Fund had approximately $1.1 million in capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF MY FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of your Fund. In addition, if you hold Class A or Class Z shares, you also will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I, Class Y or Class Z shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I, Class Y shares or Class Z shares, as the case may be, of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION OF MY FUND RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Each Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Funds. Although the Acquiring Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets, effective January 1, 2023, the contractual management fee payable by the Acquiring Fund to BNYM Adviser will be reduced to an annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund. In addition, the Acquiring Fund's Class A, Class C, Class I, Class Y and Class Z shares had a lower total annual expense ratio than the corresponding class of shares of each Fund (before and after, for each Class of the Acquiring Fund and Fund, expense waivers and expense reimbursement arrangements) based on the expenses of each fund as of May 31, 2022.

BNYM Adviser has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time. With respect to each of the Connecticut Fund and Pennsylvania Fund, BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION OF MY FUND?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization of your Fund. Any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION OF MY FUND?

Because of the expected benefits to shareholders of each Fund as a result of the respective Fund's reorganization (e.g., permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that will have a lower management fee as of January 1, 2023, had a lower total annual expense ratio for each class of shares, based on the expenses of each fund as of the fund's most recent fiscal year end and as of May 31, 2022, and generally has a comparable performance record), expenses relating to the Fund's reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are expected to total approximately $117,125, $103,625 and $105,215 for the Connecticut Fund, Massachusetts Fund and Pennsylvania Fund, respectively, or approximately 0.07%, 0.10% and 0.10%, respectively, of such Fund's net assets as of May 31, 2022, but could be higher in the event the Fund is required to postpone or adjourn the meeting and continue soliciting votes to achieve a quorum or the required vote. It is estimated that a shareholder of the Connecticut Fund, Massachusetts Fund and Pennsylvania Fund would start to realize certain expense benefits within approximately 5.4 months or less, depending on the share Class, after the reorganization of that Fund occurs. Fund shareholders will only be responsible for costs relating to the reorganization of their Fund and not the other Funds. The Acquiring Fund will not bear any expenses relating to the proposed reorganizations.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

As a result of the review by BNYM Adviser of the lineup of funds in the BNY Mellon Family of Funds described above, management of BNYM Adviser recommended to the Trust's Board of Trustees that each Fund be consolidated with the Acquiring Fund. As to each Fund, after considering the terms and conditions of the reorganization, the investment objectives and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund (before and after current fee waivers and expense reimbursements), the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Funds in connection with the reorganizations, the Trust's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, with respect to each Fund, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Adviser and sub-advised by INA and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that will have a lower management fee as of January 1, 2023 and had, with respect to its Class A, Class C, Class I, Class Y and Class Z shares, a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than the Fund's corresponding Class of shares based on the expenses of each fund as of May 31, 2022. In addition, the Acquiring Fund's performance record was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31,

2021. As to each Fund, by combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from the more diverse state municipal bond investments of the Acquiring Fund and more efficient portfolio management and certain operational efficiencies. Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization of your Fund.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the "Proxy Solicitor") is a company that has been engaged by BNYM Adviser, on behalf of each Fund, to assist in the solicitation of proxies. The Proxy Solicitor is not affiliated with the Funds or with BNYM Adviser. In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting. If a quorum is not attained for a Fund, the meeting for that Fund must adjourn to a future date. The Funds may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting through the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at (866) 796-7181. Agents are available 9:00 a.m. – 10:00 p.m., Eastern Time, Monday through Friday.

We encourage you to vote through the Internet or by telephone. Whichever voting method you choose, please take the time to read the combined Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting?

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Funds' shareholders, officers and others, the meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy card. The meeting will begin promptly at 10:00 a.m., Eastern Time, on Thursday, November 17, 2022. The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the respective Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power ("Legal Proxy") from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as "Legal Proxy" and be received no later than November 14, 2022 at 12:00 p.m., Eastern Time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

BNY Mellon state municipal bond funds

BNY Mellon Connecticut Fund
BNY Mellon Massachusetts Fund
BNY Mellon Pennsylvania Fund
__________________________

Notice of Special JOINT Meeting of Shareholders
___________________________

To the Shareholders:

A Special Joint Meeting of Shareholders (the "Meeting") of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund (each, a "Fund"), each a series of BNY Mellon State Municipal Bond Funds (the "Trust"), will be held over the Internet in a virtual meeting format only on Thursday, November 17, 2022 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I, Class Y and Class Z shares, as applicable, of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I, Class Y and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C, Class I, Class Y and Class Z shares, respectively, as applicable, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and
2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Due to the public health and safety concerns regarding COVID-19, and to support the health and well-being of the Funds' shareholders, officers and others, the Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. However, we intend to monitor the recommendations of public health officials and governmental restrictions, and if we decide it is appropriate to hold the Meeting in person, we will make an announcement in the manner noted below.

Shareholders of record at the close of business on September 2, 2022 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy card. The Meeting will begin promptly at 10:00 a.m., Eastern Time, on Thursday, November 17, 2022. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to attendameeting@astfinancial.com. You may also forward proof of ownership from your intermediary or attach an image of your legal proxy to attendameeting@astfinancial.com. Requests for registration should be received no later than 12:00 p.m., Eastern Time, on Monday, November 14, 2022. You will receive a confirmation email from attendameeting@astfinancial.com of your registration and control number that will allow you to vote at the Meeting.

PLEASE NOTE: If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp. We encourage you to check the website prior to the meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Trustees
James Bitetto Secretary

New York, New York

September [ ], 2022

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF A FUND WILL HAVE TO BE POSTPONED OR ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

BNY MELLON CONNECTICUT FUND

BNY MELLON MASSACHUSETTS FUND

BNY MELLON PENNSYLVANIA FUND
(Each, a Series of BNY Mellon State Municipal Bond Funds)

With and Into

BNY MELLON AMT-FREE MUNICIPAL BOND FUND
(A Series of BNY Mellon Municipal Funds, Inc.)

_______________________________________

COMBINED

PROSPECTUS/PROXY STATEMENT
[           ], 2022

_______________________________________

Special Joint Meeting of Shareholders
To Be Held on Thursday, November 17, 2022

This combined Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of BNY Mellon State Municipal Bond Funds (the "Trust"), on behalf of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund (each, a "Fund"), each a series of the Trust, to be used at the Special Joint Meeting of Shareholders (the "Meeting") of the Funds to be held over the Internet in a virtual meeting format only on Thursday, November 17, 2022 at 10:00 a.m., Eastern Time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.

Shareholders of record at the close of business on September 2, 2022 are entitled to receive notice of and to vote at the Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders can vote only on matters affecting the Fund(s) in which they hold shares. Shareholders of each Fund will vote as a single class on the proposal with respect to such Fund. Shareholders will not be able to attend the Meeting in person.

It is proposed, with respect to each Fund, that the Fund transfer all of its assets to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this combined Prospectus/Proxy Statement (with respect to the relevant Fund, the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I, Class Y or Class Z shares (or fractions thereof), as the case may be, of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C, Class I, Class Y or Class Z Fund shares, respectively, as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. The Reorganization of a Fund is not conditioned upon shareholders of the other Funds approving the Reorganization of their Fund.

This combined Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund. The Funds and the Acquiring Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286. The phone number for the Funds and the Acquiring Fund is 1-800-373-9387.

A combined Statement of Additional Information ("SAI") dated [ ], 2022, relating to this combined Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this combined Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Funds. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-373-9387 (inside the U.S. only).

____________________________________________________________________________________

Shares of the Acquiring Fund and the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in a Fund, involves certain risks, including the possible loss of principal.

____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

______________________________________________________________________________

Each Fund and the Acquiring Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"). Insight North America, LLC ("INA"), an affiliate of BNYM Adviser, serves as the sub-adviser to the Acquiring Fund and the Funds. Each Fund and the Acquiring Fund have similar investment objectives and strategies. However, the investment practices and limitations of each fund are not identical. Each Fund and the Acquiring Fund normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal income tax, but each Fund also normally invests in municipal bonds that provide income exempt from the income tax of the state after which it is named. The Acquiring Fund typically invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax. The Acquiring Fund is a series of BNY Mellon Municipal Funds, Inc. (the "Acquiring Company"). A comparison of each Fund and the Acquiring Fund is set forth in this combined Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated December 31, 2021, as revised July 11, 2022, and Annual Report for its fiscal year ended August 31, 2021 (including its audited financial statements for the fiscal year) accompany this combined Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this combined Prospectus/Proxy Statement by reference. For a free copy of the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2021 and Semi-Annual Report for the six-month period ended February 28, 2022, or a Fund's most recent Prospectus or Annual Report for its fiscal year ended April 30, 2022, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Trust at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

With respect to each Fund, shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of each Class of shares of a Fund will vote together on the proposal for that Fund. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any Fund shareholder who attends the Meeting virtually may vote by Internet during the Meeting, thereby canceling any proxy previously given.

As of August 3, 2022, the following numbers of Fund shares were issued and outstanding:

Name of Fund	Class A	Class C	Class I	Class Y	Class Z
BNY Mellon Connecticut Fund
BNY Mellon Massachusetts Fund			N/A	N/A
BNY Mellon Pennsylvania Fund			N/A	N/A

Proxy materials will be mailed to shareholders of record on or about September 21, 2022. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. Your Fund will begin sending you individual copies promptly after receiving your request.

TABLE OF CONTENTS

Summary	…………………………………………………………………………………………………..
Reasons for the Reorganizations	…………………………………………………………………………………………………..
Information about the Reorganizations	…………………………………………………………………………………………………..
Additional Information about the Acquiring Fund and the Funds	…………………………………………………………………………………………………..
Voting Information	…………………………………………………………………………………………………..
Financial Statements and Experts	…………………………………………………………………………………………………..
Other Matters	…………………………………………………………………………………………………..
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees	…………………………………………………………………………………………………..
Exhibit A: Form of Agreement and Plan of Reorganization	…………………………………………………………………………………………A-1
Exhibit B: Pro Forma Fees and Expenses	……………………………………………………………………………………………B-1
Exhibit C: Information About the Acquiring Company's Board Members	……………………………………………………………………………………………C-1

AS TO EACH FUND, APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this combined Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Funds' Prospectus and the form of Agreement and Plan of Reorganization (the "Plan") attached to this combined Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or the Acquiring Fund, has unanimously approved the Plan for each Fund. As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Specifically, shareholders of each Fund will receive Class A, Class C or Class Z shares of the Acquiring Fund corresponding to their Class A, Class C or Class Z shares of the Fund and shareholders of BNY Mellon Connecticut Fund will receive Class I or Class Y shares of the Acquiring Fund corresponding to their Class I or Class Y shares of the Fund. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the respective Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Trust's Board of Trustees has unanimously concluded, with respect to each Fund, that the Reorganization is in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganizations."

Federal Income Tax Consequences. The Reorganizations will not be taxable events for federal income tax purposes. As a condition to the closing of each Reorganization, the respective Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders or the Acquiring Fund as a direct result of the Reorganization. Each Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. Certain tax attributes of each Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize such Fund's capital loss carryforwards, if any (however, the ability of the Acquiring Fund to utilize a Fund's capital loss carryforwards, if any, may be subject to limitations). See "Information about the Reorganizations—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Funds and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Funds' Prospectus and the Acquiring Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. Each Fund and the Acquiring Fund have similar investment objectives and strategies. Each Fund seeks to maximize current income exempt from federal income tax and from the income tax of the state after which it is named, without undue risk. The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, each Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax and from the income tax of the state after which it is named. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. Each Fund temporarily may invest in taxable bonds, including when the Fund's portfolio managers believe acceptable municipal bonds of the state after which the Fund is named are not available for investment. In addition, a portion of a Fund's assets may be invested in municipal bonds that do not pay income that is exempt from the income tax of the state after which it is named.

To pursue its goal, the Acquiring Fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the state of Connecticut, Massachusetts or Pennsylvania. In addition, the Acquiring Fund may invest temporarily in taxable bonds, including when its portfolio managers believe acceptable municipal bonds are not available for investment.

Each Fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax. The Acquiring Fund typically invests at least 80% of its net assets in municipal bonds that provide income exempt from the federal alternative minimum tax. As of May 31, 2022, BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund held 3.61%, 11.71% and 11.18%, respectively, of their respective assets in municipal bonds the income from which is subject to the federal alternative minimum tax. The Acquiring Fund held less than 1% of its assets in such municipal bonds as of such date.

Each Fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (Baa/BBB or higher), or the unrated equivalent as determined by INA. For additional yield, each Fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA. The Acquiring Fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by INA. The Acquiring Fund may invest up to 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade, or the unrated equivalent as determined by INA. As of June 30, 2022, the average credit quality rating of BNY Mellon Connecticut Fund's, BNY Mellon Massachusetts Fund's and BNY Mellon Pennsylvania Fund's portfolio was A+, A+ and A, respectively. As of such date, the Acquiring Fund's portfolio had an average credit quality rating of A+.

Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and each Fund is expected to exceed 10 years, but the Acquiring Fund and the Funds may invest without regard to maturity.

The portfolio managers of the Acquiring Fund and the Funds focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for each fund's portfolio by:

•	using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and
•	actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The funds seek to invest in several of these sectors.

A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the portfolio managers' strategic or structural objectives.

Although not a principal investment strategy, each of the Acquiring Fund and the Funds may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk or as part of a hedging strategy. The derivative instruments in which a fund may invest include typically options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters. The Acquiring Fund also may enter into swap agreements. To the extent such derivative instruments have similar economic characteristics to municipal bonds as described in the fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% policy. Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. Certain derivatives may cause taxable income. The Securities and Exchange Commission adopted Rule 18f-4 under the 1940 Act, which became effective as of August 19, 2022 and regulates the use of derivatives (and other transactions that create future payment or delivery obligations) for certain funds registered under the 1940 Act. The implementation of the Rule is not expected to have any effect on the Acquiring Fund's or the Funds' use of derivatives.

The Acquiring Fund and the Funds may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") in an effort to increase returns, to manage interest rate risk or as part of a hedging strategy. Inverse floaters are derivatives created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The Acquiring Fund and the Funds also may make forward commitments in which the respective fund agrees to buy or sell a security in the future at a price agreed upon today.

Each of BNY Mellon Connecticut Fund, BNY Mellon Pennsylvania Fund and the Acquiring Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). BNY Mellon Massachusetts Fund is a "non-diversified" fund, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Acquiring Fund and the Funds have substantially the same fundamental and non-fundamental investment restrictions, except that BNY Mellon Massachusetts Fund is non-diversified.

Investment Risks. An investment in the Acquiring Fund, as well as in a Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in a Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Funds and the Acquiring Fund have similar investment objectives and strategies, the principal risks associated with an investment in the Acquiring Fund and a Fund are similar, although they are not the same. The funds have the same principal risks, except that BNY Mellon Massachusetts Fund is subject to non-diversification risk and each Fund is subject to state-specific investment risks, while the Acquiring Fund is not. In addition, because the Acquiring Fund may invest a higher percentage of its assets in municipal bonds rated below investment grade than the Funds, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Funds. However, as of June 30, 2022, less than 1% of the Acquiring Fund's net assets was invested in municipal bonds rated below investment grade or the unrated equivalent as determined by INA. These risks, which apply to the Funds and the Acquiring Fund, except as otherwise noted, are discussed below.

Principal Risks

Each Fund and the Acquiring Fund are subject, except as otherwise noted, to the following principal risks:

•	Municipal bond market risk. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of a Fund's or the Acquiring Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, a Fund or the Acquiring Fund may not be able to readily sell municipal securities at prices at or near their perceived value. If a Fund or the Acquiring Fund needed to sell large blocks of municipal securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of a Fund's or the Acquiring Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect such fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which a Fund or the Acquiring Fund invests may have an impact on such fund's share price. A credit rating downgrade relating to default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which a Fund or the Acquiring Fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

•	Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of a Fund's or the Acquiring Fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., a Fund or the Acquiring Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, a Fund's or the Acquiring Fund's investments in new securities may be at lower yields and may reduce such fund's income. Very low or negative interest rates may magnify interest rate risk. Although interest rates in the United States remain at historically low levels, they have been rising and are expected to continue to increase in the future. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.
•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond held by a fund, can cause the bond's price to fall, potentially lowering the fund's share price. The lower a bond's credit rating, the greater the chance – in the rating agency's opinion – that the bond issuer will default or fail to meet its payment obligations.
•	High yield securities risk. Although the Acquiring Fund invests primarily in municipal bonds rated A or better and each Fund invests at least 70% of its respective assets in municipal bonds rated investment grade, the Acquiring Fund and each Fund may invest to a limited extent in high yield bonds. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities. In addition, default of a security held by a Fund or the Acquiring Fund may cause such fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund's rights. Securities rated investment grade when purchased by a Fund or the Acquiring Fund may subsequently be downgraded.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and a Fund's or the Acquiring Fund's share price may fall dramatically. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund's or the Acquiring Fund's ability to sell such municipal bonds at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or the Acquiring Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect such fund's share price.
•	Market risk. The value of the securities in which a Fund or the Acquiring Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect a Fund or the Acquiring Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

•	Management risk. The investment process and techniques used by a Fund's or the Acquiring Fund's portfolio managers could fail to achieve the respective fund's investment goals, may cause an investment in the fund to lose value or may cause the fund to underperform other funds with similar investment goals.
•	State-specific risk. (Funds only) Each Fund is subject to the risk that the relevant state's economy, and the revenues underlying its municipal obligations, may decline. Investing primarily in a single state makes the Funds more sensitive to risks specific to the state and may magnify other risks.
•	Non-diversification risk. (BNY Mellon Massachusetts Fund only) The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, BNY Mellon Massachusetts Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, each Fund and the Acquiring Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in a Fund or the Acquiring Fund:

•	Market sector risk. Each Fund and the Acquiring Fund may significantly overweight or underweight certain industries or market sectors, which may cause a fund's performance to be more or less sensitive to developments affecting those industries or sectors.
•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by a Fund or the Acquiring Fund from its investment in such bonds and distributed to fund shareholders will be taxable.
•	Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, a Fund or the Acquiring Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.
•	Derivatives risk. A small investment in derivatives could have a potentially large impact on a Fund's or the Acquiring Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and a Fund's or the Acquiring Fund's use of derivatives may result in losses to such fund. Derivatives in which a Fund or the Acquiring Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a Fund or the Acquiring Fund will not correlate with the underlying assets or such fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

•	Inverse floating rate securities risk. Each Fund and the Acquiring Fund is subject to the risk that the interest payment received on inverse floating rate securities generally will decrease when short-term interest rates increase. Inverse floaters are derivatives that involve leverage and could magnify a Fund's or the Acquiring Fund's gains or losses.
•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify a Fund's or the Acquiring Fund's gains or losses.
•	Temporary investment risk. Under adverse market conditions, a Fund or the Acquiring Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities or hold cash. Although a Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent a Fund or the Acquiring Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Other Risks of the Reorganization. In addition to the investment risks of investing in the Acquiring Fund, the combined fund may be subject to the following risks:

•	Tax consequences. To the extent the Acquiring Fund invests in municipal bonds issued by states other than Connecticut, Massachusetts or Pennsylvania, or which otherwise pay income that is not exempt from such state's income tax, shareholders residing in such states may be subject to state personal income taxes with respect to the Acquiring Fund's distribution of such income to shareholders. In addition, the sale of securities in anticipation of the Reorganizations may result in the realization of capital gains to the Funds that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders. Management currently estimates that portfolio securities representing approximately 34.35%, 30.08% and 25.28% of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund's net assets, respectively, may be sold by such Fund before consummation of the reorganization, and that BNY Mellon Massachusetts Fund would recognize approximately $88,100 in net capital gains (approximately $0.09 per share), and BNY Mellon Connecticut Fund and BNY Mellon Pennsylvania Fund would not recognize net capital gains as a result of the sale of such portfolio securities. Certain tax attributes of the Funds will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize a Fund's capital loss carryforwards, if any (although the ability of the Acquiring Fund to utilize a Fund's capital loss carryforwards, if any, may be subject to limitations). As of April 30, 2022, the Funds' fiscal year end, and as of May 31, 2022, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund had no capital loss carryforwards and BNY Mellon Connecticut Fund had approximately $1.1 million in capital loss carryforwards.

•	Past performance. The Acquiring Fund's shares had generally a comparable performance record to that of the corresponding Class of Fund shares for the one-, five- and ten-year periods ended December 31, 2021. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Funds will perform in the future.
•	Risk that efficiencies are not realized. By combining the Funds with the Acquiring Fund, management of BNYM Adviser believes each Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting INA to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases. However, these desired efficiencies may not ultimately be realized.

Sales Charges. Purchases of Class A shares of each Fund and the Acquiring Fund are subject to a maximum front-end sales load of 4.50%. The front-end sales load schedule of each Fund has five breakpoints based on the size of the investor's purchase, whereas, that of the Acquiring Fund has three breakpoints based on the size of the investor's purchase. Purchases of Class A shares of a Fund in amounts of $1 million or more, or of the Acquiring Fund in amounts of $250,000 or more, are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase. The CDSCs imposed at the time of redemption on Class C shares for a Fund and the Acquiring Fund are identical. As to each Fund, no sales charge or CDSC will be imposed at the time of the Reorganization. Class I, Class Y and Class Z shares are not subject to any sales charges. Shares of the Funds and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

Fees and Expenses. Under its agreement with BNYM Adviser, each Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Funds. Although under its agreement with BNYM Adviser, the Acquiring Fund has agreed to pay BNYM Adviser a management fee at the annual rate of 0.60% of the value of the Acquiring Fund's average daily net assets, effective January 1, 2023, the contractual management fee payable by the Acquiring Fund to BNYM Adviser will be reduced to an annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. BNYM Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.

In addition, the Acquiring Fund's Class A, Class C, Class I, Class Y and Class Z shares had a lower total annual expense ratio than the corresponding class of shares of each Fund (before and after, for each Class of the Acquiring Fund and Fund, expense waivers and expense reimbursement arrangements) based on the expenses of each fund as of May 31, 2022. BNYM Adviser has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time. With respect to each of BNY Mellon

Connecticut Fund and BNY Mellon Pennsylvania Fund, BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023 BNYM Adviser may terminate this waiver agreement at any time. In addition, BNYM Adviser has contractually agreed, until August 31, 2022, to assume the direct expenses of Class Y shares of the BNY Mellon Connecticut Fund so that the direct expenses of Class Y shares do not exceed the direct expenses of the BNY Mellon Connecticut Fund's Class I shares. On or after August 31, 2022, BNYM Adviser may terminate this expense limitation agreement for Class Y shares of the BNY Mellon Connecticut Fund at any time.

The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of a Fund, the Acquiring Fund or the Acquiring Fund post-Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses set forth in the tables below for the Funds and the Acquiring Fund are as of May 31, 2022. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of May 31, 2022, as adjusted showing the effect of the consummation of each Reorganization and the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser management fee effective January 1, 2023. If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund. Set forth in Exhibit B is information with respect to the pro forma fees and expenses as to each Reorganization separately. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Each Fund is bearing the expenses in connection with its respective Reorganization, which are estimated to be as follows: (i) BNY Mellon Connecticut Fund—approximately $117,125 or 0.07% of the value of the Fund's average daily net assets; (ii) BNY Mellon Massachusetts Fund—approximately $103,625 or 0.10% of the value of the Fund's average daily net assets; and (iii) BNY Mellon Pennsylvania Fund—approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Funds or the Pro Forma After Reorganizations Acquiring Fund set forth below.

	Fund BNY Mellon Connecticut Fund Class A Shares	Fund BNY Mellon Massachusetts Fund Class A Shares	Fund BNY Mellon Pennsylvania Fund Class A Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	4.50	4.50	4.50	4.50

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.55	.55	.55	.60	.35[2]
Distribution (12b-1) fees	none	none	none	none	none
Other expenses:
Shareholder services fees	.25	.25	.25	.25	.25
Miscellaneous other expenses	.19*	.27**	.26***	.09	.08
Total other expenses	.44	.52	.51	.34	.33
Total annual fund operating expenses	..99	1.07	1.06	..94	..68
Fee waiver and/or expense reimbursement	(.10)[3]	n/a	(.10)[3]	(.24)[4]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.89*	1.07**	.96***	.70	.68

______________________________________

[1]	Class A shares of a Fund bought without an initial sales charge as part of an investment of $1 million or more, or of the Acquiring Fund bought without an initial sales charge as part of an investment of $250,000 or more, may be charged a CDSC of 1.00% if redeemed within one year.
[2]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[3]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of .10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.

[4]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
**	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Massachusetts Fund, are estimated to amount to approximately $103,625 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
***	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Pennsylvania Fund, are estimated to amount to approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

	Fund BNY Mellon Connecticut Fund Class C Shares	Fund BNY Mellon Massachusetts Fund Class C Shares	Fund BNY Mellon Pennsylvania Fund Class C Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class C Shares	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00	1.00	1.00	1.00	1.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.55	.55	.55	.60	.35[1]
Distribution (12b-1) fees	.75	.75	.75	.75	.75
Other expenses:
Shareholder services fees	.25	.25	.25	.25	.25
Miscellaneous other expenses	.29*	.44**	.53***	.11	.13
Total other expenses	.54	.69	.78	.36	.38
Total annual fund operating expenses	1.84	1.99	2.08	1.71	1.48
Fee waiver and/or expense reimbursement	(.10)[2]	n/a	(.10)[2]	(.26)[3]	(.03)[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.74*	1.99**	1.98***	1.45	1.45

____________________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.
[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.

*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
**	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Massachusetts Fund, are estimated to amount to approximately $103,625 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
***	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Pennsylvania Fund, are estimated to amount to approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

	Fund BNY Mellon Connecticut Fund Class I Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class I Shares	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.18*	.09	.09
Total other expenses	.18	.09	.09
Total annual fund operating expenses	.73	..69	..44
Fee waiver and/or expense reimbursement	(.10)[2]	(.24)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.63*	.45	.44

_________________________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.
[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.

*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

	Fund BNY Mellon Connecticut Fund Class Y Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.15*	.05	.05
Total other expenses	.15	.05	.05
Total annual fund operating expenses	.70	..65	..40
Fee waiver and/or expense reimbursement	(.10)[2]	(.20)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.60*	.45	.40

______________________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time. In addition, BNYM Adviser has contractually agreed, until August 31, 2023, to assume the direct expenses of Class Y shares of the Fund so that the direct expenses of Class Y shares do not exceed the direct expenses of the Fund's Class I shares. On or after August 31, 2023, BNYM Adviser may terminate this expense limitation agreement for Class Y shares of the Fund at any time.

[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

	Fund BNY Mellon Connecticut Fund Class Z Shares	Fund BNY Mellon Massachusetts Fund Class Z Shares	Fund BNY Mellon Pennsylvania Fund Class Z Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.55	.55	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none	none	none
Other expenses:
Shareholder services fees	.00	.00	.00	.04	.03
Miscellaneous other expenses	.18*	.26**	.26***	.07	.07
Total other expenses	.18	.26	.26	.11	.10
Total annual fund operating expenses	..73	..81	..81	..71	..45
Fee waiver and/or expense reimbursement	(.10)[2]	n/a	(.10)[2]	(.22)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.63*	.81**	.71***	.49	.45

_________________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of 0.10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.
[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the

Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.

*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
**	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Massachusetts Fund, are estimated to amount to approximately $103,625 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.
***	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Pennsylvania Fund, are estimated to amount to approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in a Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for each Class of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and the Acquiring Fund are based on net operating expenses, which reflect the waiver and/or expense limitation agreement by BNYM Adviser, but does not include the estimated expenses that will be borne by the Funds in connection with the Reorganization. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of May 31, 2022, as adjusted showing the effect of the consummation of the Reorganization, which reflects in the one-year example and the first year of the three-, five- and ten-years examples any expense limitation agreement by BNYM Adviser, and which reflects the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective January 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years

BNY Mellon Connecticut Fund (with or without redemption at end of period)*	$537	$742	$963	$1,600

BNY Mellon Massachusetts Fund (with or without redemption at end of period)*	$554	$775	$1,014	$1,697

BNY Mellon Pennsylvania Fund (with or without redemption at end of period)*	$544	$763	$999	$1,677

Acquiring Fund (with or without redemption at end of period)	$518	$713	$924	$1,532

Pro Forma After Reorganizations Acquiring Fund (with or without redemption at end of period)	$516	$658	$812	$1,258

Class C	1 Year	3 Years	5 Years	10 Years

BNY Mellon Connecticut Fund (with redemption at end of period)*	$277	$569	$986	$2,150
(without redemption at end of period)*	$177	$569	$986	$2,150

BNY Mellon Massachusetts Fund (with redemption at end of period)*	$302	$624	$1,073	$2,317
(without redemption at end of period)*	$202	$624	$1,073	$2,317

BNY Mellon Pennsylvania Fund (with redemption at end of period)*	$301	$642	$1,109	$2,402
(without redemption at end of period)*	$201	$642	$1,109	$2,402

Acquiring Fund (with redemption at end of period)	$248	$513	$904	$1,998
(without redemption at end of period)*	$148	$513	$904	$1,998

Pro Forma After Reorganizations Acquiring Fund (with redemption at end of period)	$248	$465	$805	$1,766
(without redemption at end of period)*	$148	$465	$805	$1,766

Class I	1 Year	3 Years	5 Years	10 Years

BNY Mellon Connecticut Fund (with or without redemption at end of period)*	$64	$223	$396	$897

Acquiring Fund (with or without redemption at end of period)	$46	$197	$360	$836

Pro Forma After Reorganizations Acquiring Fund (with or without redemption at end of period)	$45	$141	$246	$555

Class Y	1 Year	3 Years	5 Years	10 Years

BNY Mellon Connecticut Fund (with or without redemption at end of period)*	$61	$214	$380	$861

Acquiring Fund (with or without redemption at end of period)	$46	$188	$342	$791

Pro Forma After Reorganizations Acquiring Fund (with or without redemption at end of period)	$41	$128	$224	$505

Class Z	1 Year	3 Years	5 Years	10 Years

BNY Mellon Connecticut Fund (with or without redemption at end of period)*	$64	$223	$396	$897

BNY Mellon Massachusetts Fund (with or without redemption at end of period)*	$83	$259	$450	$1,002

BNY Mellon Pennsylvania Fund (with or without redemption at end of period)*	$73	$249	$440	$992

Acquiring Fund (with or without redemption at end of period)	$50	$205	$373	$862

Pro Forma After Reorganizations Acquiring Fund (with or without redemption at end of period)	$46	$144	$252	$567

________________________

*	Expenses in connection with the Reorganization, which will be borne by the Funds, are estimated to amount to approximately $117,125, $103,625 and $105,215 for BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund, respectively. These expenses are not reflected in the Example.

Past Performance. The Acquiring Fund will be the accounting survivor in the Reorganizations. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Funds. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for each Fund shows the changes in the performance of the respective Fund's Class A shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares to those of a broad measure of market performance. Sales charges are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.im.bnymellon.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Funds. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-

deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Acquiring Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

7.81	-3.63	10.24	3.69	-0.33	5.45	0.44	7.62	4.64	1.37
'12	'13	'14	'15	'16	'17	'18	'19	'20	'21
Best Quarter:	Q1, 2014	+3.78%
Worst Quarter:	Q4, 2016	-4.09%
The year-to-date total return of the Acquiring Fund's Class A shares as of 6/30/22 was -9.52%.
Acquiring Fund Average annual total returns as of 12/31/21
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-3.21%	2.92%	3.17%
Class A returns after taxes on distributions	-3.25%	2.90%	3.16%
Class A returns after taxes on distributions and sale of fund shares	-1.14%	2.80%	3.10%
Class C returns before taxes	-0.38%	3.09%	2.88%
Class I returns before taxes	1.63%	4.14%	3.91%
Class Y returns before taxes	1.57%	4.19%	3.96%
Class Z returns before taxes	1.60%	4.10%	3.87%
Bloomberg U.S. Municipal Bond Index reflects no deduction for fees, expenses or taxes	1.52%	4.17%	3.72%

BNY Mellon Connecticut Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

6.60	-5.99	9.19	2.96	-0.57	3.73	0.41	6.56	4.03	1.35
'12	'13	'14	'15	'16	'17	'18	'19	'20	'21
Best Quarter:	Q1, 2014	+3.65%
Worst Quarter:	Q4, 2016	-3.98%
The year-to-date total return of BNY Mellon Connecticut Fund's Class A shares as of 6/30/22 was -9.39%.
BNY Mellon Connecticut Fund Average annual total returns as of 12/31/21
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-3.22%	2.25%	2.28%
Class A returns after taxes on distributions	-3.22%	2.25%	2.27%
Class A returns after taxes on distributions and sale of fund shares	-1.12%	2.27%	2.35%
Class C returns before taxes	-0.40%	2.39%	1.95%
Class I returns before taxes	1.69%	3.46%	3.00%
Class Y returns before taxes	1.42%	3.38%	2.92%
Class Z returns before taxes	1.61%	3.43%	2.97%
Bloomberg U.S. Municipal Bond Index reflects no deduction for fees, expenses or taxes	1.52%	4.17%	3.72%

BNY Mellon Massachusetts Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

6.72	-5.40	9.23	2.96	-1.13	4.62	-0.12	6.62	4.23	1.31
'12	'13	'14	'15	'16	'17	'18	'19	'20	'21
Best Quarter:		Q1, 2014		+3.66%
Worst Quarter:		Q4, 2016		-4.07%
The year-to-date total return of BNY Mellon Massachusetts Fund's Class A shares as of 6/30/22 was -9.67%.

BNY Mellon Massachusetts Fund Average annual total returns as of 12/31/21
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-3.22%	2.35%	2.35%
Class A returns after taxes on distributions	-3.50%	2.27%	2.31%
Class A returns after taxes on distributions and sale of fund shares	-1.02%	2.31%	2.37%
Class C returns before taxes	-3.33%	1.52%	1.53%
Class Z returns before taxes	1.57%	3.55%	3.06%
Bloomberg U.S. Municipal Bond Index reflects no deduction for fees, expenses or taxes	1.52%	4.17%	3.72%

BNY Mellon Pennsylvania Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

7.39	-4.25	9.10	3.72	0.63	5.81	0.25	7.16	4.46	2.30
'12	'13	'14	'15	'16	'17	'18	'19	'20	'21
Best Quarter:	Q1, 2014	+3.33%
Worst Quarter:	Q4, 2016	-3.41%
The year-to-date total return of BNY Mellon Pennsylvania Fund's Class A shares as of 6/30/22 was -9.90%.
BNY Mellon Pennsylvania Fund Average annual total returns as of 12/31/21
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-2.32%	3.01%	3.11%
Class A returns after taxes on distributions	-2.49%	2.77%	2.96%
Class A returns after taxes on distributions and sale of fund shares	-0.43%	2.85%	3.03%
Class C returns before taxes	0.40%	3.11%	2.77%

Class Z returns before taxes	2.50%	4.19%	3.81%
Bloomberg U.S. Municipal Bond Index reflects no deduction for fees, expenses or taxes	1.52%	4.17%	3.72%

Investment Adviser and Sub-Adviser. The investment adviser for each Fund and the Acquiring Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Founded in 1947, BNYM Adviser manages approximately $305 billion in approximately 117 mutual fund portfolios. A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with BNYM Adviser is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2022. BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $43 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

BNYM Adviser has engaged its affiliate, Insight North America LLC, to serve as sub-adviser for each Fund and the Acquiring Fund. INA is an indirect wholly-owned subsidiary of BNY Mellon registered in the United States with the Securities and Exchange Commission as an investment adviser. INA's principal office is located at 200 Park Avenue, New York, New York 10166. As of March 31, 2022, INA had approximately $144.4 billion of assets under management. (Assets under management (AUM) is represented by the value of a client's assets or liabilities managed by INA. These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable. Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.) INA, subject to BNYM Adviser's supervision and approval, provides day-to-day management of the assets of each Fund and the Acquiring Fund. A discussion regarding the basis for the Acquiring Company's Board approving the sub-investment advisory agreement between BNYM Adviser and INA is available in the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2022.

Primary Portfolio Managers. Daniel Barton and Jeffrey Burger are the primary portfolio managers of BNY Mellon Connecticut Fund, positions they have held since May 2010 and February 2012, respectively, and Thomas Casey and Daniel Rabasco are the primary portfolio managers of BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund, positions they have held since May 2011 and October 2014, respectively, with respect to BNY Mellon Massachusetts Fund, and October 2014 and February 2012, respectively, with respect to BNY Mellon Pennsylvania Fund. Messrs. Casey and Rabasco also are the primary portfolio managers of the Acquiring Fund, positions they have held since July 2014 and February 2012, respectively. Mr. Barton is the head of research for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 2005. Mr.

Burger is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since July 2009. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 1993. Mr. Rabasco is the head of municipal bond strategies at INA. He has been employed by INA or a predecessor company of INA since 1998.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Trust and the Acquiring Company, and Robin A. Melvin, who is a Board member of the Trust and the Acquiring Company, the Trust and the Acquiring Company have different Board members. All of the Board members of the Trust and the Acquiring Company are Independent Board Members. For a description of the Acquiring Company's Board members, see Exhibit C.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Funds and the Acquiring Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Funds' and the Acquiring Fund's shares pursuant to a distribution agreement between the Trust and BNYMSC and the Acquiring Company and BNYMSC, respectively.

The Bank of New York Mellon, an affiliate of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Funds' and the Acquiring Fund's custodian and provides each fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Funds' and the Acquiring Fund's transfer and dividend disbursing agent.

Capitalization. Each of BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund has classified and issued three classes of its shares – Class A, Class C and Class Z shares of beneficial interests – and each of BNY Mellon Connecticut Fund and the Acquiring Fund has classified and issued five classes of its shares — Class A, Class C, Class I, Class Y and Class Z shares of beneficial interests and common stock, respectively. There will be no exchange of Class I or Class Y shares of the Acquiring Fund in connection with the Reorganizations of BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the respective Reorganization. The following tables set forth, as of April 30, 2022, (1) the capitalization of each class of each Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of each Reorganization had it occurred on such date.

	Fund BNY Mellon Connecticut Fund Class A	Fund BNY Mellon Massachusetts Fund Class A	Fund BNY Mellon Pennsylvania Fund Class A	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class A
Total net assets	$91,189,536	$21,007,318	$72,494,940	$342,217,687	$(156,710)*	$526,752,771
Net asset value per share	$10.94	$10.64	$14.90	$13.32		$13.32
Shares outstanding	8,331,634	1,973,791	4,863,882	25,692,256	(1,314,001)**	39,547,562

	Fund BNY Mellon Connecticut Fund Class C	Fund BNY Mellon Massachusetts Fund Class C	Fund BNY Mellon Pennsylvania Fund Class C	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class C
Total net assets	$1,338,822	$9,103	$352,472	$9,067,209	$(1,272)*	$10,766,334
Net asset value per share	$10.93	$10.32	$14.91	$13.32		$13.32
Shares outstanding	122,493	882	23,634	680,642	(19,467)**	808,184

	Fund BNY Mellon Connecticut Fund Class I	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class I
Total net assets	$19,539,140	$580,819,448	$(13,123)*	$600,345,465
Net asset value per share	$10.95	$13.33		$13.33
Shares outstanding	1,785,073	43,587,348	(320,054)**	45,052,367

	Fund BNY Mellon Connecticut Fund Class Y	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Y	Adjustments	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class Y
Total net assets	$364,002	$20,860	$(245)*	$384,617
Net asset value per share	$10.94	$13.32		$13.32
Shares outstanding	33,272	1,566	(5,970)**	28,868

	Fund BNY Mellon Connecticut Fund Class Z	Fund BNY Mellon Massachusetts Fund Class Z	Fund BNY Mellon Pennsylvania Fund Class Z	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Z	Adjustments	Acquiring Fund Pro Forma After Reorganizations BNY Mellon AMT-Free Municipal Bond Fund Class Z
Total net assets	$61,956,825	$84,352,061	$29,120,188	$131,294,095	$(154,615)*	$306,568,554
Net asset value per share	$10.94	$10.64	$14.90	$13.33		$13.33
Shares outstanding	5,661,741	7,925,473	1,954,181	9,851,168	(2,391,735)**	23,000,828
_______________
*	Reflects the estimated aggregate costs of the Reorganizations to be paid by the Funds.

** Adjustment to reflect the exchange of shares outstanding from the Funds to the Acquiring Fund.

As of April 30, 2022, the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I, Class Y and Class Z shares) were $1,063,419,299, BNY Mellon Pennsylvania Fund's and BNY Mellon Massachusetts Fund's total net assets (attributable to Class A, Class C and Class Z shares) were $101,967,600 and $105,368,482, respectively, and BNY Mellon Connecticut Fund's total net assets (attributable to Class A, Class C, Class I, Class Y and Class Z shares) were $174,388,325. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of a fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices. If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund.

Purchase Procedures. The purchase procedures of each Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C, Class I, Class Y and Class Z shares of each Fund, as applicable, and Class A, Class C, Class I, Class Y and Class Z shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of a Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of each Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Class Z shares of each fund are generally closed to new investors.

Distribution (12b-1) Plans. Class C shares of each Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"), pursuant to which each Fund and the Acquiring Fund pay BNYMSC, the funds' distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A, Class I, Class Y or

Class Z shares of the funds. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of a Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans. Class A and Class C shares of each Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which each Fund and the Acquiring Fund pay BNYMSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts. BNYMSC may pay financial intermediaries from the fees it receives under the Shareholder Services Plan for the provision of such services by the financial intermediaries to their clients who are beneficial owners of Class A or Class C shares of the respective fund. Class Z shares of each Fund and the Acquiring Fund are each subject to a separate Shareholder Services Plan pursuant to which each Fund and the Acquiring Fund reimburse BNYMSC at an annual rate of up to 0.25% of the value of the average daily net assets attributable to their respective Class Z shares for shareholder account service and maintenance expenses. There is no Shareholder Services Plan fee for Class I or Class Y shares of the Funds and the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of each Fund and the Acquiring Fund are identical. An investor may sell (redeem) shares of the Fund and shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent the redeeming shareholder's pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and the redeeming shareholder may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of each Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends once a month and any capital gain distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by each Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by each Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of shares of the Acquiring Fund as you previously did as a holder of shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.im.bnymellon.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Certain Organizational Differences Between the Trust and the Acquiring Company. Each Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, and the rights of its shareholders are governed by the Trust's Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a series of the Acquiring Company, which is a corporation organized under the laws of the State of Maryland, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation (the "Charter"), the Acquiring Company's By-Laws and the Maryland General Corporation Law (the " Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor any Fund is required to hold annual meetings of its shareholders. The Acquiring Fund is required to call a special meeting of shareholders for the purpose of removing a Board member when requested to do so by the holders of at least 10% of its outstanding shares entitled to vote, and is required to call a special meeting of shareholders for all other purposes when requested to do so by the holders of at least a majority of its outstanding shares entitled to vote. Each Fund is required to call a special meeting of shareholders for any purpose when requested in writing to do so by the holders of at least 30% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Funds, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of each Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of a Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting. The Acquiring Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Company or the Trust are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund or the Trust's Trustees. The Trust Agreement provides for indemnification out of a Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Trust considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Acquiring Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Acquiring Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Company's Charter, the Acquiring Company's By-Laws and the Maryland Code, and the Funds, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Legal Department.

REASONS FOR THE REORGANIZATIONS

Management of BNYM Adviser reviewed the funds in the BNY Mellon Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and strategies. As a result of the review, management recommended to the Trust's Board and to the Acquiring Company's Board that the Funds be consolidated with the Acquiring Fund. The Trust's Board and the Acquiring Company's Board have concluded, with respect to each Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Trust's Board of Trustees determined, as to each Fund, that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Adviser and sub-advised by INA and has a similar investment objective and similar investment management policies as those of the Fund, offers potential benefits to the Fund's shareholders. These potential benefits include permitting each Fund's shareholders to pursue similar investment goals in a substantially larger combined fund that will have a lower management fee as of January 1, 2023 and had, with respect to its Class A, Class C, Class I, Class Y and Class Z shares, a lower total annual expense ratio (before and after current fee waivers and expense reimbursements) than the respective Fund's corresponding Class of shares based on the expenses of each fund as of May 31,

2022. In addition, the Acquiring Fund's performance record was generally comparable to that of each Fund for the one-, five- and ten-year periods ended December 31, 2021. As of May 31, 2022, BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund had net assets of approximately $175.8 million, $106.1 million and $101.4 million, respectively, and the Acquiring Fund had net assets of approximately $1.0 billion. By combining the Funds with the Acquiring Fund, each Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses. Combining the Funds with the Acquiring Fund also will permit BNYM Adviser and INA to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permit the funds' service providers—including BNYM Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service the funds with similar shareholder bases. The Reorganizations also should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund. As a result, management of BNYM Adviser recommended to the Trust's Board of Trustees that the Funds be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that each Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Acquiring Company's Board and the Trust's Board considered that the Reorganizations also may benefit BNYM Adviser because each Reorganization will reduce the amount of fees and expenses BNYM Adviser has contractually agreed to waive or reimburse.

In determining whether to recommend approval of each Reorganization, the Trust's Board and the Acquiring Company's Board each considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, restrictions, and services were the same or similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee (effective as of January 1, 2023) and total annual expense ratios than the Fund and that, after the Reorganization, each Class of shares of the combined fund would have lower total expense ratios than the corresponding Class of shares of the Fund; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Acquiring Fund and the Fund had comparable past performance records; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred by the Fund in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization (e.g., permitting Fund shareholders to pursue similar investment goals in a substantially larger combined fund that has a lower management fee and expense ratios and generally a comparable performance record). The Board also noted that BNY Mellon Massachusetts Fund is expected to recognize capital gains as a result of the sale of portfolio securities in anticipation of the Reorganization, and such gains, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions, if any, would be taxable to shareholders. The Board concluded that the capital gains to be realized did not outweigh the potential benefits to BNY Mellon Massachusetts Fund shareholders resulting from the Reorganization.

For the reasons described above, the Trust's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members, approved each Reorganization.

INFORMATION ABOUT THE REORGANIZATIONS

Plan of Reorganization. The following is a brief summary of the terms of each Plan, which is attached to this combined Prospectus/Proxy Statement as Exhibit A. As to each Fund, the Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 27, 2023 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class C, Class I, Class Y and Class Z shares of the Acquiring Fund to be issued to each Fund, as applicable, will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of each Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the respective Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the relevant Fund will liquidate and distribute pro rata to holders of its Class A, Class C, Class I, Class Y and Class Z shares, as applicable, of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the relevant Fund will cease operations and will be terminated as a series of the Trust. After the relevant Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Funds' shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the respective Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Trust's Board and the Acquiring Company's Board. Each Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Trust, on behalf of a Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund. An additional condition to each Reorganization that may not be waived is that the Funds and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Trust or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the relevant Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Funds as a result of the Reorganization, each Fund will bear the expenses relating to the Reorganization involving the Fund. The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $117,125, $103,625 and $105,215 for BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund, respectively, but could be higher in the event the Fund is required to postpone or adjourn the meeting and continue soliciting votes to achieve a quorum or the required vote. In addition to use of the mail, proxies may be solicited personally or by telephone, and the Funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, each Fund will retain AST Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $14,600, $8,900 and $10,100 for BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund, respectively, plus any out of pocket expenses, such cost to be borne by the respective Fund, and is included in the estimated total expenses of the Reorganization listed above. Each Fund has agreed to indemnify the Proxy Solicitor and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that a shareholder of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund would start to realize the Acquiring Fund's lower total annual expense ratio within approximately 5.4 months or less, depending on the share Class, after the Reorganization of that Fund occurs based on the current estimate of the expenses of each Reorganization and each Class's pro rata share of those expenses. See Exhibit B for the approximate length of time each Class would start to realize the Acquiring Fund's lower total annual expense ratio. Fund shareholders will only be responsible for costs relating to the Reorganization of their Fund and not the other Funds. The Acquiring Fund will not bear any costs directly associated with the Reorganizations. The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, including those associated with the Reorganization. See "—Sale of Portfolio Securities" below.

By approving the respective Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by shareholders of a Fund, the Trust's Board will consider other appropriate courses of action with respect to such Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Federal Income Tax Consequences. As to each Reorganization, the exchange of Fund assets for Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the respective Reorganization, the Fund and the Acquiring

Fund will receive the opinion of Proskauer Rose LLP, counsel to the Funds, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, for Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I, Class Y and Class Z shares, as applicable, received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Funds and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of a Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the relevant Reorganization.

Capital Loss Carryforwards. As of April 30, 2022, the Funds' fiscal year end, and as of May 31, 2022, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund had no capital loss carryforwards and BNY Mellon Connecticut Fund had approximately $1.1 million in capital loss carryforwards. While the Acquiring Fund will inherit the capital loss carryforwards (and possibly any unrealized built-in losses) of a Fund as a result of the Reorganization, the ability of the Acquiring Fund to utilize these capital loss carryforwards and tax attributes may be limited by the operation of the tax loss limitation rules of the Code.

Sale of Portfolio Securities. If each Reorganization is approved by Fund shareholders, management currently estimates that, based on Fund assets and portfolio composition as of May 31, 2022, portfolio securities representing approximately 34.35% (approximately $60 million), 30.08% (approximately $31 million), and 25.28% (approximately $25 million) of the BNY Mellon Connecticut Fund , BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund's net assets, respectively, may be sold by such Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that transaction costs associated with such portfolio sales will be de minimis. The amount of a Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the relevant Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders. Based on the above assumptions, management currently estimates that the BNY Mellon Massachusetts Fund would recognize approximately $88,100 in net capital gains (approximately $0.09 per share) as a result of the sale of such portfolio securities before consummation of the respective Reorganization; it is currently not expected that the BNY Mellon Connecticut and BNY Mellon Pennsylvania Fund would recognize any net capital gains.

The Funds, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved, as to each Fund, the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. As to each Fund, the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the relevant Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE Trust's Board, all of whose members are independent board members, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND the FUNDs

Information about the Acquiring Fund is incorporated by reference into this combined Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-42162). The Acquiring Fund's Prospectus, dated December 31, 2021, as revised July 11, 2022, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the

Securities Act of 1933, as amended (the "Securities Act"), on July 11, 2022. The Acquiring Fund's Statement of Additional Information, dated September 30, 2021, as revised or amended, December 31, 2021, February 1, 2022, March 1, 2022, March 31, 2022, April 29, 2022 and August [__], 2022, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on August [__], 2022.

Information about each Fund is incorporated by reference into this combined Prospectus/Proxy Statement from the Funds' Prospectuses and Statement of Additional Information, forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238). The Fund's Prospectus, dated August [31], 2022, is incorporated herein by reference to Post-Effective Amendment No. 83 to the Trust's Registration Statement on Form N-1A, filed on August [__], 2022. The Fund's Statement of Additional Information, dated March 1, 2022, as revised or amended, March 31, 2022, April 29, 2022 and August [__], 2022 is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act, on August [__], 2022.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.im.bnymellon.com.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Funds have retained the Proxy Solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the combined Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy to the relevant Fund or by attending the Meeting virtually and voting by Internet during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal. If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for that Fund for purposes of determining the existence of a quorum for the transaction of business. Broker non-votes are not expected with respect to the proposal, because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to individual retirement accounts ("IRAs") sponsored by BNYM Adviser, the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, The Bank of New York Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Adviser IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, The Bank of New York Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Adviser IRA shareholders.

With respect to each Fund, a quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies for one or all of the Funds. The Meeting may be postponed or adjourned by the chairperson of the Meeting.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, and as described above, is required to approve the respective Plan and the Reorganization. The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganizations.

Ownership of Shares. To the knowledge of each Fund and the Acquiring Fund, the following table shows the persons owning as of August 3, 2022, of record or beneficially 5% or more of the indicated class of outstanding voting shares of the respective Fund and Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

Percentage of Outstanding Share Class
BNY Mellon Connecticut Fund
Name and Address	Before Reorganization	Pro Forma After Reorganization

Percentage of Outstanding Share Class
BNY Mellon Massachusetts Fund
Name and Address	Before Reorganization	Pro Forma After Reorganization

Percentage of Outstanding Share Class
BNY Mellon Pennsylvania Fund
Name and Address	Before Reorganization	Pro Forma After Reorganization

Percentage of Outstanding Share Class
Acquiring Fund
Name and Address	Before Reorganization	Pro Forma After Reorganization

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of August 3, 2022, no shareholder of a Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the respective Reorganization.

As of August 3, 2022, Board members and officers of the Trust and the Acquiring Company, as a group, owned less than 1% of a Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Acquiring Fund (File No. 811-06377) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2021, filed on October 25, 2021. The financial statements of each Fund (File No. 811-04906) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2022, filed on June 27, 2022. The Acquiring Fund's financial statements audited by Ernst & Young LLP and the Fund's financial statements audited by Ernst & Young LLP have been included in reliance on their reports given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Funds, in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the combined Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 27, 2022 (the "Agreement"), between BNY MELLON STATE MUNICIPAL BOND FUNDS (the "Trust"), a Massachusetts business trust, on behalf of [BNY MELLON CONNECTICUT FUND][BNY MELLON MASSACHUSETTS FUND][BNY MELLON PENNSYLVANIA FUND] (the "Fund"), and BNY MELLON MUNICIPAL FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of BNY MELLON AMT-FREE MUNICIPAL BOND FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C[, Class I, Class Y] and Class Z shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the

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Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYM Adviser"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 200 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C[, Class I, Class Y] and Class Z shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

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1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10         As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be January 27, 2023, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing

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shall be held at 5:00 p.m., Eastern time, at the offices of BNYM Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Trust shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Trust shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Company shall direct the Acquiring Fund's transfer agent to issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b) The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and

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effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended April 30, 2022 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since April 30, 2022, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said

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returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the combined Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

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4.2           The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2021 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since August 31, 2021, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the

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ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

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(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE trust, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, respectively.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they

A-9

may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and

A-10

securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

A-11

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Acquiring Company or the Trust, or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.3           The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1         None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2         This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

A-12

11.3         This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4         This Agreement may be amended only by a signed writing between the parties.

11.5         This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7         It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Trust Agreement or the Acquiring Company's Charter; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

BNY MELLON STATE MUNICIPAL BOND FUNDS, on behalf of [BNY Mellon Connecticut Fund] [BNY Mellon Massachusetts Fund] [BNY Mellon Pennsylvania Fund]
By: _____________________
Jeff Prusnofsky,
Vice President

ATTEST: ____________________
James Bitetto,
Secretary

A-13

BNY MELLON MUNICIPAL FUNDS, INC., on behalf of BNY Mellon AMT-Free Municipal Bond Fund
By: ________________________
Jeff Prusnofsky,
Vice President

ATTEST: ___________________
James Bitetto,
Secretary

A-14

Exhibit B

PRO FORMA FEES AND EXPENSES

The fees and expenses set forth below for each Fund and for the Acquiring Fund are as of May 31, 2022. With respect to each Reorganization, the "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of May 31, 2022, as adjusted showing the effect of the consummation of each Reorganization and the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective January 1, 2023. If approved by a Fund's shareholders, the Reorganization will be consummated for that Fund whether or not the shareholders of the other Funds approve the Reorganization of their Fund. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Each Fund is bearing the expenses in connection with its respective Reorganization, which are estimated to be as follows: (i) BNY Mellon Connecticut Fund—approximately $117,125 or 0.07% of the value of the Fund's average daily net assets; (ii) BNY Mellon Massachusetts Fund—approximately $103,625 or 0.10% of the value of the Fund's average daily net assets; and (iii) BNY Mellon Pennsylvania Fund—approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of a Fund or the Pro Forma After Reorganization Acquiring Fund set forth below.

It is estimated that holders of each Fund's Class A shares, Class C shares and Class Z shares, and with respect to BNY Mellon Connecticut Fund, Class I shares and Class Y shares, would start to realize certain expense benefits after the respective Reorganization occurs, as set forth in the chart below:

Acquired Fund – Share Class	Approximate Number of Months Before Shareholders Start to Realize Expense Benefits
Connecticut Fund Class A Class C Class I Class Y Class Z	4.0 3.0 5.4 5.1 3.6
Massachusetts Fund Class A Class C Class Z	3.1 2.2 3.5
Pennsylvania Fund Class A Class C Class Z	4.6 2.4 5.0
B-1

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

BNY Mellon Connecticut Fund

	Fund BNY Mellon Connecticut Fund Class A Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.19*	.09	.09
Total other expenses	.44	.34	.34
Total annual fund operating expenses	.99	.94	.69
Fee waiver and/or expense reimbursement	(.10)[2]	(.24)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.89*	.70	.69

	Fund BNY Mellon Connecticut Fund Class C Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class C Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	.75	.75	.75
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.29*	.11	.12
Total other expenses	.54	.36	.37
Total annual fund operating expenses	1.84	1.71	1.47
Fee waiver and/or expense reimbursement	(.10)[2]	(.26)[3]	(.02)[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.74*	1.45	1.45

B-2

	Fund BNY Mellon Connecticut Fund Class I Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class I Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.18*	.09	.09
Total other expenses	.18	.09	.09
Total annual fund operating expenses	.73	.69	.44
Fee waiver and/or expense reimbursement	(.10)[2]	(.24)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.63*	.45	.44

	Fund BNY Mellon Connecticut Fund Class Y Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class Y Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.15*	.05	.05
Total other expenses	.15	.05	.05
Total annual fund operating expenses	.70	.65	.40
Fee waiver and/or expense reimbursement	(.10)[2]	(.20)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.60*	.45	.40

B-3

	Fund BNY Mellon Connecticut Fund Class Z Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.00	.04	.04
Miscellaneous other expenses	.18*	.07	.07
Total other expenses	.18	.11	.11
Total annual fund operating expenses	.73	.71	.46
Fee waiver and/or expense reimbursement	(.10)[2]	(.22)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.63*	.49	.46

_____________________________
[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of .10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time. In addition, BNYM Adviser has contractually agreed, until August 31, 2023, to assume the direct expenses of Class Y shares of the Fund so that the direct expenses of Class Y shares do not exceed the direct expenses of the Fund's Class I shares. On or after August 31, 2023, BNYM Adviser may terminate this expense limitation agreement for Class Y shares of the Fund at any time.
[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Connecticut Fund, are estimated to amount to approximately $117,125 or 0.07% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in BNY Mellon Connecticut Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for each Class of the Fund and the Acquiring Fund are based on net operating expenses, which reflect the expense limitation agreement by BNYM Adviser, but does not include the $117,125 in estimated expenses that will be borne by the Fund in connection with the

B-4

Reorganization. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of May 31, 2022, as adjusted showing the effect of the consummation of the Reorganization, which reflects in the one-year example and the first year of the three-, five- and ten-years examples any expense limitation agreement by BNYM Adviser, and which reflects the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective January 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund BNY Mellon Connecticut Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$537	$277	$177	$64	$61	$64
3 Years	$742	$569	$569	$223	$214	$223
5 Years	$963	$986	$986	$396	$380	$396
10 Years	$1,600	$2,150	$2,150	$897	$861	$897
	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$518	$248	$148	$46	$46	$50
3 Years	$713	$513	$513	$197	$188	$205
5 Years	$924	$904	$904	$360	$342	$373
10 Years	$1,532	$1,998	$1,998	$836	$791	$862
	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$517	$248	$148	$45	$41	$47
3 Years	$661	$463	$463	$141	$128	$148
5 Years	$817	$801	$801	$246	$224	$258
10 Years	$1,270	$1,756	$1,756	$555	$505	$579

***********

B-5

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

BNY Mellon Massachusetts Fund

	Fund BNY Mellon Massachusetts Fund Class A Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.27*	.09	.09
Total other expenses	.52	.34	.34
Total annual fund operating expenses	1.07	.94	.69
Fee waiver and/or expense reimbursement	n/a	(.24)[2]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.07*	.70	.69

	Fund BNY Mellon Massachusetts Fund Class C Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class C Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	.75	.75	.75
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.44*	.11	.11
Total other expenses	.69	.36	.36
Total annual fund operating expenses	1.99	1.71	1.46
Fee waiver and/or expense reimbursement	n/a	(.26)[2]	(.01)[2]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.99*	1.45	1.45

B-6

	Fund BNY Mellon Massachusetts Fund Class Z Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.00	.04	.04
Miscellaneous other expenses	.26*	.07	.08
Total other expenses	.26	.11	.12
Total annual fund operating expenses	.81	.71	.47
Fee waiver and/or expense reimbursement	n/a	(.22)[2]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.81*	.49	.47

___________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Massachusetts Fund, are estimated to amount to approximately $103,625 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in BNY Mellon Massachusetts Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for each Class of the Acquiring Fund are based on net operating expenses, which reflect the expense limitation agreement by BNYM Adviser, but does not include the $103,625 in estimated expenses that will be borne by the Fund in connection with the Reorganization. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of May 31, 2022, as adjusted showing the effect of the consummation of the Reorganization, which reflects in the one-year example and the first year of the three-, five- and ten-years examples any expense limitation agreement by BNYM Adviser, and which reflects the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective January 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

B-7

Fund BNY Mellon Massachusetts Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$554	$302	$202	$83
3 Years	$775	$624	$624	$259
5 Years	$1,014	$1,073	$1,073	$450
10 Years	$1,697	$2,317	$2,317	$1,002
Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$518	$248	$148	$50
3 Years	$713	$513	$513	$205
5 Years	$924	$904	$904	$373
10 Years	$1,532	$1,998	$1,998	$862

Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$517	$248	$148	$48
3 Years	$661	$461	$461	$151
5 Years	$817	$796	$796	$263
10 Years	$1,270	$1,745	$1,745	$591

***********

B-8

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):

BNY Mellon Pennsylvania Fund

	Fund BNY Mellon Pennsylvania Fund Class A Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.26*	.09	.09
Total other expenses	.51	.34	.34
Total annual fund operating expenses	1.06	.94	.69
Fee waiver and/or expense reimbursement	(.10)[2]	(.24)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.96*	.70	.69

	Fund BNY Mellon Pennsylvania Fund Class C Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class C Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	.75	.75	.75
Other expenses:
Shareholder services fees	.25	.25	.25
Miscellaneous other expenses	.53*	.11	.12
Total other expenses	.78	.36	.37
Total annual fund operating expenses	2.08	1.71	1.47
Fee waiver and/or expense reimbursement	(.10)[2]	(.26)[3]	(.02)[3]
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.98*	1.45	1.45

B-9

	Fund BNY Mellon Pennsylvania Fund Class Z Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class Z Shares

Management fees	.55	.60	.35[1]
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.00	.04	.04
Miscellaneous other expenses	.26*	.07	.07
Total other expenses	.26	.11	.11
Total annual fund operating expenses	.81	.71	.46
Fee waiver and/or expense reimbursement	(.10)[2]	(.22)[3]	n/a
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.71*	.49	.46

________________________

[1]	Management fee has been restated to reflect the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective as of January 1, 2023.
[2]	BNYM Adviser has contractually agreed to waive receipt of a portion of its management fees from the Fund in the amount of .10% of the value of the Fund's average daily net assets until August 31, 2023. On or after August 31, 2023, BNYM Adviser may terminate this waiver agreement at any time.
[3]	BNY Mellon has contractually agreed, until December 31, 2023, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that the total annual fund operating expenses of none of the classes of the Acquiring Fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed .45%. On or after December 31, 2023, BNYM Adviser may terminate this expense limitation agreement at any time.
*	Expenses in connection with the Reorganization, which will be borne by BNY Mellon Pennsylvania Fund, are estimated to amount to approximately $105,215 or 0.10% of the value of the Fund's average daily net assets. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganizations Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in BNY Mellon Pennsylvania Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for each Class of the Fund and the Acquiring Fund are based on net operating expenses, which reflect the expense limitation agreement by BNYM Adviser, but does not include the $105,215 in estimated expenses that will be borne by the Fund in connection with the

B-10

Reorganization. The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of May 31, 2022, as adjusted showing the effect of the consummation of the Reorganization, which reflects in the one-year example and the first year of the three-, five- and ten-years examples any expense limitation agreement by BNYM Adviser, and which reflects the restatement of the contractual management fee payable by the Acquiring Fund to BNYM Adviser effective January 1, 2023. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund BNY Mellon Pennsylvania Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$544	$301	$201	$73
3 Years	$763	$642	$642	$249
5 Years	$999	$1,109	$1,109	$440
10 Years	$1,677	$2,402	$2,402	$992
Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$518	$248	$148	$50
3 Years	$713	$513	$513	$205
5 Years	$924	$904	$904	$373
10 Years	$1,532	$1,998	$1,998	$862

Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class Z Shares (redeem or hold at end of period)
1 Year	$517	$248	$148	$47
3 Years	$661	$463	$463	$148
5 Years	$817	$801	$801	$258
10 Years	$1,270	$1,756	$1,756	$579

B-11

Exhibit C

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships during the past five years, are shown below. All of the Board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Joni Evans 1942 Board Member	www.wowOwow.com, an online community dedicated to women's conversations and publications, Chief Executive Officer (2007 – 2019) Joni Evans Ltd., publishing, Principal (2006 – 2019)	N/A
Joan L. Gulley 1947 Board Member	Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021) Orchard Island Club, golf and beach club, Governor (2016 – Present)	N/A
Alan H. Howard 1959 Board Member

Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)

Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – 2019), including Chief Executive Officer of Dynatech International LLC (2013 – 2019)

Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)

C-1

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Robin A. Melvin 1963 Board Member

Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 – Present)

Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – 2020); Board Member (2013 – 2020)

JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – Present)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
Burton N. Wallack 1950 Board Member	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)
Benaree Pratt Wiley 1946 Board Member	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – 2020)

1 Each of the Acquiring Company's Board members serves on the Board's Audit, Nominating, Compensation, Litigation and Pricing Committees, except that Mr. DiMartino does not serve on the Compensation Committee.

Advisory Board Member

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Gordon J. Davis 1941 Advisory Board Member	Venable LLP, a law firm, Partner (2012 – Present)	BNY Mellon Family of Funds (53 funds), Board Member (1995 – August 2021)

Each Board member of the Acquiring Company, except Ms. Gulley and Mr. Howard, as is the case with each Board member of the Trust, has been a Board member of other funds in the BNY Mellon Family of Funds for over 20 years. Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers. Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members. The Board of the Acquiring Company believes that the significance of each Board member's experience,

C-2

qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Acquiring Company, as does the Board of the Trust, believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYM Adviser, and also may benefit from information provided by BNYM Adviser's counsel. The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate. The Acquiring Company's Board evaluates its performance on an annual basis.

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation ("Dreyfus"), the predecessor company of BNYM Adviser (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From 1995 to 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.
•	Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.
•	Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston,
C-3

Massachusetts and Washington D.C. Ms. Gulley currently serves as Governor of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

•	Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation committee and a member of the board's audit committee. Since April 2022, Mr. Howard is also a member of the Board of Directors of Valley Precision Parts Corporation, a privately held manufacturer of complicated, close tolerance parts and assemblies, primarily for aerospace and military applications. Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021. He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021. Mr. Howard also served as the President of Dynatech/MPX Holdings LLC ("D/M Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC ("CSFB"), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.
•	Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. She also serves as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut (2019 to present),a Board member of JDRF, a non-profit juvenile diabetes research foundation (June 2021 to present), and a Trustee of HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company (August 2021 to present).
•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services. He also serves as a Board member for Mount Sinai Hospital Urology.
C-4

•	Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee. For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color. Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ). She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.

Advisory Board Member

•	Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He served as a board member of the funds until August 2021. He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

C-5

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and combined Prospectus/Proxy Statement are available at https://im.bnymellon.com/us/en/individual/resources/proxy-materials.jsp.

[BNY MELLON CONNECTICUT FUND]
[BNY Mellon Massachusetts Fund]
[BNY Mellon Pennsylvania Fund]

The undersigned shareholder of [BNY Mellon Connecticut Fund][BNY Mellon Massachusetts Fund][BNY Mellon Pennsylvania Fund] (the "Fund"), a series of BNY Mellon State Municipal Bond Funds (the "Trust"), hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 2, 2022, at a Special Joint Meeting of Shareholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Thursday, November 17, 2022, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the combined Prospectus/Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on this proxy form. The meeting will begin promptly at 10:00 a.m., Eastern Time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

SCAN TO
View Materials & Vote >

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the combined Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the combined Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

The Trust's Board of Trustees recommends you vote FOR approval of the Plan of Reorganization.

------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BNY Mellon [CONNECTICUT/ Massachusetts/Pennsylvania] fund

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C[, Class I, Class Y] and Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C[, Class I, Class Y] and Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C[, Class I, Class Y] and Class Z shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust;.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and combined Prospectus/Proxy Statement is acknowledged.

_____________________________           _______   ______________________ ________

Signature (Please Sign Within Box)     Date         Signature (Joint Owners)         Date

Subject to Completion, [_______], 2022

COMBINED STATEMENT OF ADDITIONAL INFORMATION
[__________], 2022
Acquisition of the Assets of
BNY MELLON CONNECTICUT FUND BNY MELLON MASSACHUSETTS FUND BNY MELLON PENNSYLVANIA FUND (Each a Series of BNY Mellon State Municipal Bond Funds)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class A, Class C, Class I, Class Y and Class Z Shares of
BNY MELLON AMT-FREE MUNICIPAL BOND FUND (A Series of BNY Mellon Municipal Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387

This combined Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Proxy Statement dated [______], 2022 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon Connecticut Fund, BNY Mellon Massachusetts Fund and BNY Mellon Pennsylvania Fund (each, a "Fund") in exchange for Class A, Class C, Class I, Class Y and Class Z shares, as applicable, of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"). With respect to each Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization. This combined Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated September 30, 2021, as revised or amended, December 31, 2021, February 1, 2022, March 1, 2022, March 31, 2022, April 29, 2022 and August [__], 2022.
2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2021.
3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2022.

4.	The Funds' Statement of Additional Information dated March 1, 2022, as revised or amended, March 31, 2022, April 29, 2022 and August [__], 2022.
5.	The Funds' Annual Report for the fiscal year ended April 30, 2022.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on August [__], 2022 (File No. 33-42162). The financial statements of the Acquiring Fund (File No. 811-06377) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2021, filed on October 25, 2021 and the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2022, filed on April 22, 2022.

The Funds' Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on August [__], 2022 (File No. 33-10238). The financial statements of the Fund (File No. 811-04906) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended April 30, 2022, filed on June 27, 2022.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Funds, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganizations, are included in "Summary—Comparison of the Acquiring Fund and the Funds—Fees and Expenses" in the combined Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Funds' investment portfolios due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Funds modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Funds as compared to those of the Acquiring Fund.

BNY MELLON MUNICIPAL FUNDS, INC.

PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 64 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on December 20, 2021 (File No. 33-42162) ("Post-Effective Amendment No. 64").

Item 16.	Exhibits.
(1)(a)	Articles of Incorporation dated August 8, 1991 and Articles of Amendment is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996 ("Post-Effective Amendment No. 10").
(1)(b)	Certificate of Correction to Articles of Amendment dated June 18, 2003 and Certificate of Correction to Articles Supplementary is incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 29, 2003.
(1)(c)	Articles of Amendment is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed on December 20, 2019 ("Post-Effective Amendment No. 61").
(1)(d)	Articles Supplementary is incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.
(1)(e)	Form of Articles Supplementary is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 26, 2013.
(2)	Amended and Restated By-Laws is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on December 28, 2011 ("Post-Effective Amendment No. 38").
(3)	Not Applicable.
(4)	Not Applicable.
(5)	Not Applicable.
(6)(a)	Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, as amended September 1, 2021 is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 64.
(6)(b)	Sub-Investment Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, dated September 1, 2021 is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 64.
(6)(c)	Expense Limitation Agreement with respect to BNY Mellon AMT-Free Municipal Bond Fund, effective December 31, 2021 is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 64.
(6)(d)	Expense Limitation Agreement with respect to BNY Mellon High Yield Municipal Bond Fund, effective December 31, 2021 is incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 64.
(7)(a)	Amended and Restated Distribution Agreement. is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 61.
(7)(b)	Forms of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 64.
(7)(c)	Forms of Bank Selling Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 64.

(7)(d)	Form of Service Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed on December 23, 2016.
(8)	Not Applicable.
(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 38.
(9)(b)	Amendment to the Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on December 26, 2013.
(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.
(9)(d)	Second Amendment to Custody Agreement is incorporated by reference (g)(4) of Post-Effective Amendment No. 54. to the Registration Statement on Form N-1A, filed on March 23, 2017.
(10)(a)	Shareholder Services Plan for Class A and Class C shares is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 61.
(10)(b)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 61.
(10)(c)	Service Plan with respect to Class Z shares of BNY Mellon High Yield Municipal Bond Fund is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 61.
(10)(d)	Distribution Plan is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 61.
(10)(e)	Transfer Agency Agreement is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on December 26, 2012.
(10)(f)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 64.
(11)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Post-Effective Amendment No. 10.
(12)	Consent of Independent Registered Public Accounting Firm.*
(13)	Not Applicable.
(14)(a)	Revised Code of Ethics is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 64.
(14)(b)	Code of Ethics for the Non-management Board Members of the BNY Mellon Family of Funds is incorporated by reference to Exhibit (p)(2) of Post Effective Amendment No. 63.
(15)	Not applicable.

(16) Power of Attorney, effective July 25, 2022.*

_____________

*Filed herewith

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

       SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 1st day of August 2022.

BNY Mellon Municipal Funds, Inc.

BY:	/s/ James Bitetto
James Bitetto, Vice President

Signatures	Title	Date
/s/David DiPetrillo	President (Principal Executive Officer)	08/01/2022
David DiPetrillo

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	08/01/2022
James Windels

/s/ Joseph S. DiMartino	Chairman of the Board	08/01/2022
Joseph S. DiMartino

/s/ Joni Evans	Board Member	08/01/2022
Joni Evans

/s/ Joan Gully	Board Member	08/01/2022
Joan Gully

/s/ Alan H. Howard	Board Member	08/01/2022
Alan H. Howard

/s/ Robin A. Melvin	Board Member	08/01/2022
Robin A. Melvin

/s/ Burt N. Wallack	Board Member	08/01/2022
Burt N. Wallack

/s/ Benaree Pratt Wiley	Board Member	08/01/2022
Benaree Pratt Wiley

*BY:	/s/James Bitetto
James Bitetto, Attorney-in-Fact

Exhibit Index

(12)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant

(16) Power of Attorney